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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event being Reported): August 9, 2004

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-22055                11-3223672
(State or other Jurisdiction of     (Commission           (IRS Employer No.)
Identification Incorporation)       File Number)


                            101 Crawfords Corner Road
                            Holmdel New Jersey 07733
                    (Address of Principal Executive Offices)

                                  732-949-2350
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

        Amedia Networks, Inc. (the "Company") has received gross proceeds of $5.25 million from the private placement to institutional and individual investors of 52,500 shares of its Series A 7% Convertible Preferred Stock, par value $0.001 per share (the "Series A"). In connection with the issuance of the Series A shares, the Company issued to the purchasers of the Series A shares five-year warrants (the "Investor Warrants") to purchase up to 3.5 million shares of the Company's common stock, par value $0.001 (the "Common Stock") at a per share exercise price of $1.50 and up to 3.5 shares of the Company's Common Stock at a per share exercise price of $2.50. The Company received net proceeds of approximately $4.6 million from the proceeds of the Series A shares, after the payment of placement fees and other offering related expenses.

        On July 30, 2004, the Company filed in Delaware a Certificate of Designations of Rights and Preferences for its Series A 7% Convertible Preferred Stock. Each Series A share has a stated value of $100 and, commencing the earlier of (i) 65th day following the closing or (ii) the effective date of the Series A Registration Statement (as defined below), is convertible into shares of Common Stock at an initial conversion price of $0.75 per share of Common Stock, subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger. Dividends at the rate of 7% per annum are payable on a bi-annual basis and on conversion and may be paid, at the option of the Company, either in cash or in shares of Common Stock at a rate of $0.75 per share. If not converted earlier, the Series A Preferred will automatically convert on the fifth anniversary of issuance (subject to certain limitations which might defer the automatic conversion of some shares to a later date) into shares of Common Stock at the conversion price then in effect.

        The exercise prices of the Investor Warrants are also subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger. Holders of the Investor Warrants are entitled to exercise those warrants on a cashless basis following the first anniversary of issuance if the Series A Registration Statement is not in effect at the time of exercise.

        The Company has undertaken to file within 60 days a registration statement (the "Series A Registration Statement") covering the Common Stock underlying the Series A shares and the Investor Warrants.

        Under the agreements with the holders of the Series A shares, the Company agreed to certain restrictions relating to any offer or sale of its Common Stock (or securities convertible into Common Stock) with any third party for a period of 180 days after the effective date of the Series A Registration Statement (subject to extension if, after it is declared effective, the Series A Registration Statement is suspended in the interim). In addition, under certain circumstances, the Company will

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be obligated to pay liquidated damages to the holders of the Series A shares if the Series A Registration Statement is not declared effective by January 6, 2005 or if the effectiveness of such registration statement is subsequently suspended for more than certain specified permitted periods.

        In connection with the placement of the Series A shares, the Company issued to three placement agents five year warrants (the "Placement Agent Warrants") to purchase, in the aggregate, up to 1.4 million shares of Common Stock, representing 10% of the shares of Common Stock issuable upon conversion of the Series A shares and exercise of the Investor Warrants as of the date of issuance thereof. The Placement Agent Warrants are exercisable at prices ranging from $0.75 to $2.50 per share and are otherwise exercisable on substantially the same terms and conditions as the Investor Warrants. The Common Stock underlying the Placement Agent Warrants will be also included in the Series A Registration Statement.

        In addition, the Company has also secured from an institutional investor a $6 million equity line (the "Equity Line") on which it can draw from time to time during a 24 month period following the effectiveness of the Equity Line Registration Statement (as defined below), subject to certain conditions. The Equity Line allows the sale by the Company of up to that amount of Common tock at a price per share equal to 98% of the then current market price, but in no event at less than $2.00 per share. Under the Equity Line, the Company may not draw down more than $500,000 during any 30 day period. The Equity Line investor is entitled to 5% of the cash proceeds from the sale of the shares to it by the Company under the Equity Line. However, if the Equity Line Registration Statement is not timely filed or is not declared effective within 180 days following filing, then, at the investor's option, the Equity Line commitment may be terminated. In consideration of the Equity Line commitment, the Company issued to the Equity Line investor five year warrants to purchase up to 333,333 shares of Common Stock at a per share price of $2.00. These warrants are subject to cashless exercise following the first anniversary of issuance if the Equity Line Registration Statement is not in effect at the time of exercise.

        The Company has undertaken to file a separate registration statement (the "Equity Line Registration Statement") covering the Common Stock issued pursuant to the Equity Line. The Company has undertaken to file the Equity Line Registration Statement by a date that is not earlier than the 90th day following the effective date of the Series A Registration Statement (nor later than the 120th day after such date).

        Copies of the agreements and the other instruments relating to the Series A Preferred, the Investor Warrants, the Placement Agent Warrants and the equity line are attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS SIGNATURES

        (c)     Exhibits

        4.1 Certificate of Designations of Rights and Preferences of the Series A Convertible Preferred Stock of Amedia Networks, Inc.

        4.2 Form of Common Stock Purchase Warrant issued by Amedia Networks, Inc. to certain investors.

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        4.3     Form of Common Stock Purchase Warrant issued by Amedia Networks,
Inc. to certain placement agents.

        4.4 Form of Common Stock Purchase Warrant issued by Amedia Networks, to the investor identified therein.

        10.1 Form of Securities Purchase Agreement dated as of July 30, 2004, among Amedia Networks, Inc. and certain investors.

        10.2 Form of Registration Rights Agreement dated as of July 30, 2004, among Amedia Networks, Inc. and certain investors.

        10.3 Private Equity Credit Agreement dated as of August 9, 2004 by and between Amedia Networks, Inc. and the investor identified therein.

        10.4 Registration Rights Agreement dated as of August 9, 2004 by and between Amedia Networks, Inc. and the investor identified therein.

        99.1    Press release dated August 9, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: AUGUST 12, 2004                        AMEDIA NETWORKS, INC.

                                             BY: /s/ FRANK GALUPPO
                                             ---------------------------
                                             FRANK GALUPPO
                                             CHIEF EXECUTIVE OFFICER